EXHIBIT 10.1 (Part 1 of 2)

TBPE REGISTERED ENGINEERING FIRM F-1580		FAX (713) 651-0849
1100 LOUISIANA SUITE 4600	HOUSTON, TEXAS 77002-5294	TELEPHONE (713) 651-9191

April 26, 2018

Ing. Carlos Alberto Treviño Medina

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Ing. Treviño Medina:

We hereby consent to the references to Ryder Scott Company, L.P. as set forth under the heading “Exploration and Production (Reserves)” in the annual report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ended December 31, 2017 (the “Form 20-F”) and to the filing as an exhibit to the Form 20-F our report, dated April 20, 2018, describing our review of the estimates of Pemex’s proved oil condensate, natural gas and oil equivalent reserves as of December 31, 2017, for 36 fields located offshore from Mexico in the Northeastern Marine Region and Southwestern Marine Region. These estimates were prepared in accordance with the applicable reserves definitions of Rule 4-10(a) of Regulation S-X of the United States Securities and Exchange Commission

RYDER SCOTT COMPANY, L.P.
TBPE Registration No. F-1580

SUITE 800, 350 7TH AVENUE, S.W.	CALGARY, ALBERTA T2P 3N9	TEL (403) 262-2799	FAX (403) 262-2790
621 17TH STREET, SUITE 1550	DENVER, COLORADO 80293-1501	TEL (303) 623-9147	FAX (303) 623-4258

EXHIBIT 10.1 (Part 2 of 2)

TBPE REGISTERED ENGINEERING FIRM F-1580		FAX (713) 651-0849
1100 LOUISIANA SUITE 4600	HOUSTON, TEXAS 77002-5294	TELEPHONE (713) 651-9191

April 26, 2018

Ing. Carlos Alberto Treviño Medina

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Ing. Treviño Medina:

We hereby consent to the references to Ryder Scott Company, L.P. as set forth under the heading “Exploration and Production (Reserves)” in the annual report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ended December 31, 2017 (the “Form 20-F”) and to the filing as an exhibit to the Form 20-F our report, dated April 20, 2018, describing our review of the estimates of Pemex’s proved oil condensate, natural gas and oil equivalent reserves as of December 31, 2017, for 88 fields located onshore in Mexico in the Southern Region. These estimates were prepared in accordance with the applicable reserves definitions of Rule 4-10(a) of Regulation S-X of the United States Securities and Exchange Commission

RYDER SCOTT COMPANY, L.P.
TBPE Registration No. F-1580

SUITE 800, 350 7TH AVENUE, S.W.	CALGARY, ALBERTA T2P 3N9	TEL (403) 262-2799	FAX (403) 262-2790
621 17TH STREET, SUITE 1550	DENVER, COLORADO 80293-1501	TEL (303) 623-9147	FAX (303) 623-4258